SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 21, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                               21703
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Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  Other Events

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------                                      -----------

       (99)                                      Computational Materials
                                                 prepared by PaineWebber
                                                 Incorporated in connection with
                                                 Norwest Asset Securities
                                                 Corporation, Mortgage Pass-
                                                 Through Certificates, Series
                                                 1999-12

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION


April 21, 1999

                                            By:   /s/ Alan S. McKenney
                                                  ------------------------------
                                                  Alan S. McKenney
                                                  Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.              Description                              Electronic (E)
-----------              -----------                              --------------

   (99)                  Computational Materials                      P
                         prepared by PaineWebber
                         Incorporated in connection
                         with Norwest Asset Securities
                         Corporation, Mortgage Pass-
                         Through Certificates, Series
                         1999-12